Exhibit 99.1

Investor Presentation Updated October 31, 2022

This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward - looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities Exchange Commission, or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xiii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. NON - GAAP FINANCIAL MEASURES These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2021. 2 FORWARD - LOOKING STATEMENTS

Why QCRH ? x Our business model is better. x Our performance is better. x Our future is bright. 3 Business Model Performance Outlook Local charter autonomy attracts the best bankers and clients High - performing niche businesses EPS CAGR of 15% in last five years and positioned for sustained growth Attractive and growing mid - size metro markets Diverse and growing fee revenue streams Long runway in niche business areas Agility and responsiveness to clients Strong and consistent loan growth Capacity for future M&A and considered acquirer of choice Relationships matter in our mid - size markets Upper quartile ROAA Right people, infrastructure and balance sheet to sustain performance Focus on growing shareholder value Strong credit culture Current valuation provides upside for investors

QCR Holdings, Inc. HOW WE’RE DIFFERENT 4

QCR Holdings, Inc. (NASDAQ: QCRH) | Founded in 1993 A business model that works. x Local charter autonomy with efficient support from centralized group operations x Agile and responsive to client needs x Attracts the best bankers and the best clients in each market x Highly competitive with larger national and regional banks x Strong relationships with clients differentiate us from other banks Lines of Business Full - Service Commercial and Consumer Banking High - Performing Niche Business Areas: ▪ Specialty Finance Group ▪ Correspondent Banking ▪ Wealth Management Services Assets: $7.7 billion Loans: $6.0 billion Deposits: $5.9 billion Wealth Management: $4.3 billion ▪ $3.3 billion in Trust and Investment Accounts ▪ $1.0 billion in Brokerage Accounts/RIA 5 Data as of 9/30/22

6 Exceptional Growth in Key Financial Metrics In the last five years, our company has doubled in size and delivered consistent, steady growth - outperforming many of our peers. CAGR = Compound Annualized Growth Rate; *Nine months annualized Financial Metric 12/31/2016 9/30/2022 CAGR % Core Earnings Per Share $2.17 $6.87* 22.2% Tangible Book Value Per Share $20.11 $34.46 9.8% Loans $2.4B $6.0B 17.3% Core Deposits $2.6B $5.9B 15.3% Assets Under Management $2.4B $4.3B 10.7%

QCRH is a Top Performer


LTM Core(4) ROA >1.60%
3 Institutions (including QCRH)
LTM ROE >13%
8 Institutions
Consecutive Increases in PTPP Income Since 2012(3)
23 Institutions
Profitable for the Last 10 Years(2)
159 Institutions
Exchange Traded Depositories with Assets Between $1B and $10B(1)
207 Institutions

Source: KBW and S&P Capital IQ Pro. Financial data is as of June 30, 2022.

(1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 9/29/22; excludes merger targets.

(2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2012 through December 31, 2021). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro.

(3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020 and 2021.

(4) Core Income excludes extraordinary items, non-recurring items, including DTA revaluations, and gains/losses on sale of securities as calculated by S&P Capital IQ Pro.

QCR Holdings, Inc. 7

Our Strategy for Long - Term Success We’ve set a simple and focused strategy for our future. 9 - 6 - 5 is our plan to continue to grow earnings and drive attractive long - term returns for our shareholders. 9 – Grow loans by 9% per year, funded with core deposits 6 – Grow fee income no less than 6% per year 5 – Improve efficiencies and hold expense growth to no more than 5% 8

How is QCRH different? Our niches drive outstanding results. • Fiduciary services • Investment management services • Financial planning • Brokerage services • 9/30/22 AUM: $4.3B • Competitive deposit products with approximately $900M in total liquidity • Safekeeping and cash management services • 187 correspondent banking relationships • Bank stock loans • Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket lease financing (m2 Equipment Finance) Correspondent Banking • Municipal and tax credit specialty financing • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $14M per quarter for last three years Specialty Finance Group Our High - Performing Business Niches Built on top of our traditional business, our three primary niche areas diversify our earnings power with exceptional results. Wealth Management Traditional Business 9

A Complex and Profitable Business: Specialty Finance Group 10 With decades of experience, our team has navigated the complexity of the municipal and tax credit financing space – creating a sustainable and profitable business at QCRH. Our SFG business is a unique niche that offers: • A strong pipeline of business for long - term sustainability and growth • Complex business which creates barriers to entry by competitors • Room to grow this business niche

11 $0.6 $0.8 $9.1 $67.9 $60.5 $39.3 $30 $26.5 $0 $10 $20 $40 $50 $60 $70 $80 Fee Income Fee Income ($MM) $491.8 $657.3 $863.3 $1,157.7 $1,632.3 $2,182.6 $2,566.7 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Loan and Bond Balances Loan and Bond Growth ($MM) Specialty Finance Group: A Complex and Profitable Business *Fee Income for 9/30/22 is annualized

SFG: Providing Municipal and Tax Credit Financing Solutions $18.9 $79.9 $229.4 $564.5 $1,097.1 $1,502.3 $6.0 $4.1 $122.8 $205.7 $231.6 $274.5 $280.3 $214.3 $304.0 $372.0 $394.6 $395.0 $472.6 $469.4 $536.6 $177.7 $143.5 $183.2 $301.7 $320.7 $335.8 $313.5 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2016 2017 2018 2021 9/30/2022 Low Income Housing Tax Credit Loans Municipal Bonds and Loans 2019 2020 Historic Tax Credit Loans Other $657.3 $863.3 $ 1,157.7 $ 1,632.3 $ 2,182.6 Loan and Bond Growth Breakdown ($MM) $491.8 $ 2,566.7 12

QCRH (LENDER) BORROWER / LOW INCOME HOUSING PROJECT TAX CREDIT EQUITY INVESTORS Loan Payments Tax Credits Equity Investment Loa n Rent STRONG BORROWERS • Experienced low income housing developers • Projects located predominantly in the Central U.S. and the Southeast • Tax credit investors are primarily other banks for CRA purposes HIGH - QUALITY LOANS • Very strong Loan - To - Values • Very low historical industrywide defaults • 15 - year loans, utilizing back - to - back interest rate swaps OVERALL POSITIVE IMPACT • Helps QCRH manage interest rate risk • QCRH recognizes capital markets revenue • Increases the availability of much needed affordable housing • Significant contributor to CRA efforts Low Income Housing Tax Credit Loans 13

A Broad Scope of Wealth Management Services The ultimate relationship business, our wealth management structure and extensive scope of services cater to our clients’ needs. Wealth Management & Trust Services • Investment management • Financial planning • Trust services • Fiduciary services • Tax services Investment Center • Investment management • Brokerage services • Services for a broad range of clients • Flexible model to serve at the right level Wealth Management & Trust Services Investment Center 14

15 Diverse and Growing Client Relationships $9.9 $11.4 $12.0 $12.6 $15.3 $14.6 $14 $12 $10 $8 $6 $4 $2 $0 $16 $18 2017 2018 2021 9/30/2022 2019 2020 Revenue * All data excludes Bates and RB&T. 9/30/2022 Revenue is annualized. Revenue ($M)* $2.5 $2.5 $3.1 $3.4 $4.2 $3.3 $0.9 $0.9 $1.0 $1.0 $1.2 $1.0 $0 $1 $2 $3 $4 $5 $6 2017 2018 2019 Trust/Inv Mgmt 2020 2021 Brokerage/RIA 9/30/3022 $4.1 $5.4 $4.3 Assets Under Management ($B)* • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Majority of clients have expanded their banking relationship with QCRH. $3.4 $3.4 $4.4

Correspondent Banking Our strong Correspondent Banking business provides significant liquidity to fund growth. $200.5 $157.7 $277.4 $336.0 $143.1 $187.2 $182.0 $123.9 $322.9 $425.9 $219.9 $309.6 $255.3 $294.0 $631.9 $1,333.7 $1,261.2 $426.7 $643.0 $599.9 $1,112.5 $2,037.0 $1,817.1 $879.4 $0 $500 $1,000 $1,500 $2,000 $2,500 2017 Noninterest Bearing 2020 2021 9/30/2022 Federal Reserve - EBA Balances 2018 2019 Interest Bearing Correspondent Banking Deposits/Managed Funds ($M) 16

QCR Holdings, Inc. OUR MARKETS Vibrant Commercial and Industrial Activity 17

We do business in vibrant markets. Relationships matter and differentiate us from big banks Robust commercial, industrial and technology activity Strong demographics & highly educated workforce drive steady growth Mid - sized metros 200K - 500K population MSAs Ability to gain prominent market share 18

Strong Market Share in Attractive MSAs

Deposit Market Share in Our Current MSAs*

Top 20 Banks	Total Active Branches 2021	Total Deposits 2022 ($000)
Wells Fargo & Co.	35	6,382,416
QCR Holdings, Inc.	**38**	**5,823,470**
U.S. Bancorp	40	5,459,911
BTC Financial Corp.	22	3,779,086
Great Southern Bancorp Inc.	32	2,280,799
West Bancorporation, Inc.	6	2,260,297
Bank of America Corp.	7	2,242,102
Commerce Bancshares Inc.	12	2,168,351
Central Banco. Inc.	21	1,660,777
Blackhawk Bancorp. Inc.	18	1,293,212
Arvest Bank Group Inc.	16	1,157,849
OakStar Bancshares Inc.	7	1,127,877
First Interstate BancSystem	14	1,094,846
FSB Financial Services Inc.	6	1,060,319
Southwest Missouri Bncp Inc.	11	987,142
Neighbor Insurance Agency Inc.	9	903,345
Hills Bancorp.	7	813,072
BNP Paribas SA	12	789,334
Ozarks Heritage Financial Group Inc	3	690,059
JamesMark Bancshares Inc.	6	683,883

* *MSAs include* Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Black Hawk County, IA, Des Moines/West Des Moines-IA, Joplin, MO and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. *Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/22.*

QCR HOLDINGS, INC.
19

• First Full Year EPS Accretion (2023): $0.81 / 13.1% • IRR: 20.4% • TBV Dilution: 5.2% • TBV Earn back: 2.75 years (Crossover) 2.71 years (Simple) • TCE / TA: 9.3% • CET1 Ratio: 10.1% • Total RBC Ratio: 14.1% Financially Compelling Pro Forma Impact Acquisition of Guaranty Federal Bancshares, Inc. (GFED) • Closed April 1, 2022 • Integration going well • On track to achieve or exceed transaction metrics • Combined bank is ranked #4 in deposit market share • Ability to grow into #1 market share over time 20

21 Our Charters at a Glance Location and deposit data as of 9/30/22. Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley. Entity States/Region # Locations Deposits Market Share Iowa/Illinois Quad Cities 5 $1.7B #1 Iowa Cedar Rapids/ Cedar Valley 8 $1.6B #1 Missouri Southwest Region 14 $1.6B #4 Iowa Des Moines/ Ankeny 9 $1.0B #7

Demonstrated Strong Results in Prior M&A Springfield First Community Bank in Springfield MSA SFC Net Income Comparison ($M) $462.2 $545.1 $429.1 $666.8 $752.0 $725.1 $882.9 $650.2 $590.2 $200 $100 $0 $300 $700 $600 $500 $400 $1,000 $900 $800 Total Loans Total Assets Core Deposits Pre - Acquisition as of 12/31/17 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 $5.5 $9.4 $14.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 Net Income Pre - Acquisition as of 12/31/17 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 SFC Loans/Assets/Deposits Comparison ($M) Source: QCRH documents 22 CAGR 11.9% CAGR 12.8% CAGR 8.3% CAGR 27.6%

Demonstrated Strong Results in Prior M&A Community State Bank in Ankeny/Des Moines MSA CSB Net Income Comparison ($M) CSB Loans/Assets/Deposits Comparison ($M) $444.6 $594.0 $481.3 $607.3 $782.1 $673.4 $867.0 $1,168.6 $1,020.5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Total Loans Total Assets Core Deposits Pre - Acquisition as of 12/31/15 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 CAGR 11.8% CAGR 11.9% CAGR 13.3% $5.5 $9.1 $12.8 $0 $2 $4 $6 $8 $10 $12 $14 Net Income Pre - Acquisition as of 12/31/15 2021 Projection at Acquisition Post - Acquisition as of 12/31/21 CAGR 15.1% Source: QCRH documents 23

24 QCR Holdings, Inc. FINANCIAL HIGHLIGHTS

25 $2.9 $3.5 $4.4 $4.9 $5.7 $6.1 $7.7 71.9% 73.8% 75.0% 75.2% 74.8% 76.8% 78.5% 2016 2018 2017 Total Assets 2019 2020 2021 9/30/2022 Total Loans & Leases/Total Assets (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $298.6 million of the assets of m2 Equipment Finance, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) 2022: Guaranty Bank ($1,223) $2.2 29% $2.1 27% $1.3 17% $2.1 27% Quad City Bank and Trust (2) Cedar Rapids Bank and Trust Community State Bank Guaranty Bank Asset Distribution by Charter as of 9/30/22 ($B) Total Consolidated Assets ($B) A Consistent Track Record of Asset Growth Asset growth has been driven by a combination of organic growth and strategic acquisitions.

26 $1.0 $1.3 $1.5 $1.7 $1.6 $1.7 $1.1 $1.6 $1.8 $2.1 $2.6 $3.6 $0.2 $0.2 $0.2 $0.1 $0.2 $0.1 $0.2 $0.1 $0.3 $0.1 $0.1 $0.1 $0.1 $0.1 $2.6 $3.3 $3.7 $4.3 $0.1 $4.7 $6.0 $0.1 $0.5 $0.1 2019 Commercial RE 2020 Direct Fin. Leases 2021 Residential RE 9/30/2022 Consumer & Other 2017 2018 Commercial & Industrial Loan Growth Driven by Commercial Lending Commercial Loans* Represent Approximately 89% of the Loan Portfolio ($B) as of 9/30/22 * Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. Totals may not add up due to rounding.

27 34% 31% 25% 20% 18% 22% 48% 52% 60% 57% 67% 67% 15% 15% 13% 16% 12% 11% 3% 2% $2.9 $3.5 $3.9 2% $4.6 $4.9 $5.9 2017 2018 2019 Noninterest - bearing Deposits Time Deposits 9/30/2022 2020 2021 Interest - bearing Deposits Brokered Deposits Deposit Growth Driven by Core Deposits Core Deposits* Represent Virtually All of Total Deposits ($B) as of 9/30/22 * Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data.

28 Interest Rate Sensitivity Rate Sensitive Assets* Rate Sensitive Liabilities* $2.4B $1.5B Asset Sensitive Balance Sheet Pro Forma with Guaranty Bank (as of 9/30/22) • The addition of Guaranty Bank’s balance sheet enhanced our asset sensitivity. • Majority of fixed - rate commercial and CRE loans have maximum term of 5 years. • Noninterest - bearing deposits are 22% of total deposits. * Any earning asset or interest - bearing liability tied to an index. Includes the impact of interest rate caps and floors, where applicable. Excludes the impact of near - term cashflow from loans, bonds and CDs.

29 Strong Capital Position 8.01% 7.78% 9.25% 9.08% 9.87% 7.68% 11.15% 10.69% 13.33% 14.95% 14.77% 14.55% 6.00% 4.00% 8.00% 10.00% 12.00% 14.00% 16.00% QCRH is well - positioned for long - term success: • Significantly improved capital position over time • Subordinated debt raises in Feb. 2019, Sept. 2020 and Aug. 2022 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth • Acquisition of Guaranty Bank initially impacted capital ratios Tangible Common Equity & TRBC Ratios* 2017 2018 2019 TCE/TA 2020 2021 TRBC Ratio 9/30/2022** *TRBC ratio at 9/30/22 is estimated and was impacted by Guaranty Bank acquisition, share repurchases, loan growth and by the subordinated debt issuance. **TCE/TA ratio at 9/30/22 was impacted by Guaranty Bank acquisition, share repurchases, change in AOCI and loan growth.

30 97.1% 97.1% Nonaccrual Loans/Leases 2.9% - Other Real Estate Owned & Repossessed Assets 2.9% Asset Quality $18.0 million NPAs / Assets Nonperforming Assets Composition as of 9/30/22 Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • Better than peer historical loss rates • Conservative allowance for credit losses • Strategy to aggressively manage problem credits 0% - Accruing Loans/Leases past due 90 days or more 0.81% 0.56% 0.27% 0.25% 0.05% 0.23% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 2017 2018 2019 2020 2021 9/30/2022* * The increase in NPAs during the quarter reflects the addition of Guaranty Bank and two legacy lending relationships.

31 145% 184% 404% 605% 517% 180% 183% 215% 214% 194% 347% 724% 742% QCRH Proxy Peers* 1.28% 1.16% 1.07% 1.98% 1.68% 1.51% 1.08% 1.04% 1.03% 0.98% 0.95% 1.53% 1.46% 1.42% QCRH Proxy Peers* *Proxy peer group is identified in the QCRH Proxy Statement. Peer metrics reflect the average of the peer group. 2022 peer average reflects companies that have reported results as of 10/26/22. Strong Credit Culture Supported by High Levels of Reserves ACL - Loans/Total Loans (%) ACL - Loans/Total NPLs (%) $ 10.1 $8.1 $ 11.6 Amount of remaining loan discount ($MM): $7.7 QCRH adopted CECL on January 1, 2021. $3.1 $1.5 $11.8 2852%

75% 79% 77% 66% 59% 74% 25% 21% 23% 34% 41% 26% $130 $167 $234 $281 $279 $301 $0 $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 Net Interest Income 2020 2021 9/30/2022 Noninterest Income Key Components of Fee Income: • Capital markets revenue from SFG swap fee income • Wealth Management Predictable and diversified fee income streams complement net interest income.* Strong Revenue Growth and Attractive Mix 32 * All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. 9/30/2022 data annualized. $ in millions

Consistent Improvement in Shareholder Returns Adjusted Return on Average Assets Efficiency Ratio (%) $36 $46 $59 $63 $100 $112 $3.08 $2.66 $3.66 $3.96 $6.27 $6.87 2017 2018 2019 2020 2021 9/30/2022* Adjusted Net Income $ in millions Adjusted EPS 1.03% 1.06% 1.15% 1.13% 1.70% 1.59% 2017 2018 2019 2020 2021 9/30/2022* 66.5% 33 * All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. 9/30/2022 data annualized. 64.8% 66.2% 54.1% 55.2% 62.3% 2017 2018 2019 2020 2021 9/30/2022*

3551 Seventh Street Moline, IL 61265 www.QCRH.com © Copyright 2022 QCR Holdings, Inc. All Rights Reserved